SUPPLEMENT DATED AUGUST 16, 1997 TO
	 STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997

	Citicorp Life Variable Annuity Separate Account
	Citicorp Life Insurance Company

Individual Flexible Premium Deferred Variable Annuity Contracts

Effective August 16, 1997, the section of the Statement of Additional Information captioned Average Annual Total Returns is amended to include the following:

From time to time we may quote average annual total returns and cumulative total returns for subaccounts that reflect the election of the Guaranteed Minimum Income Benefit option. Such performance information will be calculated in exactly the same way as the standardized average annual total returns and standardized cumulative total returns described in the accompanying prospectus but for the inclusion of the Guaranteed Minimum Income Benefit Charge.

Based on the method of calculation described in the accompanying prospectus and the election of the Guaranteed Minimum Income Benefit option, the Standardized Average Annual Total Returns for the subaccounts available under the option for the period ending December 31, 1996 would have been:


	Guaranteed Minimum Income Benefit Option
	Subaccount Standardized
	Average Annual Total Return Table

Guaranteed Minimum Income Benefit Option        For the    For the   For the
Subaccount                                      one-year   5-year    period
(date of inception of corresponding portfolio)  period     period    from
                                                ending     ending    inception to
                                                12/31/96   12/31/96  12/31/96

VARIABLE ANNUITY PORTFOLIOS
CitiSelectSM VIP Folio 400 (11/25/96)             N/A        N/A        N/A
CitiSelectSM VIP Folio 500 (11/25/96)             N/A        N/A        N/A
Landmark Small Cap Equity VIP Fund (11/25/96)     N/A        N/A        N/A

AIM VARIABLE INSURANCE FUNDS, INC.
Capital Appreciation Fund (5/05/93)              9.00%       N/A      16.61%
Growth Fund (5/05/93)                            9.47%       N/A      12.48%
International Equity Fund (5/05/93)             11.29%       N/A      11.18%
Value Fund (5/05/93)                             6.62%       N/A      15.16%
Growth and Income Fund (5/02/94)                11.19%       N/A      15.12%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Growth Portfolio (10/9/86)                       6.34%      12.85%    12.50%
Equity Income Portfolio (10/9/86)                5.94%      15.61%    11.14%
Overseas Fund (1/28/87)                          4.89%       6.96%     5.71%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Contrafund Portfolio (1/03/95)                  12.37%        N/A     24.07%
Index 500 Portfolio (8/27/92)                   13.25%        N/A     13.99%

MFS VARIABLE INSURANCE TRUST
Research Series (7/26/95)                       13.40%        N/A     16.39%
Emerging Growth Series (7/24/95)                 8.48%        N/A     17.55%

Based on the method of calculation described in the accompanying prospectus and the election of the Guaranteed Minimum Income Benefit option, the Cumulative Total Returns for the subaccounts available under the option for the period ending December 31, 1996 would have been:


	Guaranteed Minimum Income Benefit Option
	Subaccount Standardized
	Cumulative Total Return Table

Guaranteed Minimum Income Benefit Option        For the    For the    For the
Subaccount                                      one-year   5-year     period
(date of inception of corresponding portfolio)  period     period     from
                                                ending     ending     inception to
                                                12/31/96   12/31/96   12/31/96

VARIABLE ANNUITY PORTFOLIOS
CitiSelectSM VIP Folio 400 (11/25/96)             N/A        N/A         N/A
CitiSelectSM VIP Folio 500 (11/25/96)             N/A        N/A         N/A
Landmark Small Cap Equity VIP Fund (11/25/96)     N/A        N/A         N/A

AIM VARIABLE INSURANCE FUNDS, INC.
Capital Appreciation Fund (5/05/93)              9.00%       N/A        74.97%
Growth Fund (5/05/93)                            9.47%       N/A        53.79%
International Equity Fund (5/05/93)             11.29%       N/A        47.38%
Value Fund (5/05/93)                             6.62%       N/A        67.62%
Growth and Income Fund (5/02/94)                11.19%       N/A        45.62%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Growth Portfolio (10/9/86)                       6.34%      82.99%     233.97%
Equity Income Portfolio (10/9/86)                5.94%     106.52%     194.82%
Overseas Fund (1/28/87)                          4.89%      39.97%      73.63%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Contrafund Portfolio (1/03/95)                  12.37%       N/A        53.76%
Index 500 Portfolio (8/27/92)                   13.25%       N/A        76.70%

MFS VARIABLE INSURANCE TRUST
Research Series (7/26/95)                       13.40%       N/A        24.35%
Emerging Growth Series (7/24/95)                 8.48%       N/A        26.24%


From time to time we may also quote average annual total returns and cumulative total returns for subaccounts that reflect the election of the Guaranteed Minimum Income Benefit option and do not reflect the surrender charge or the Annual Contract Fee. Such performance information will be calculated in exactly the same way as the Non-Standardized Average Annual Total Returns and Non-Standardized Cumulative Total Returns described in the accompanying prospectus but for the inclusion of the Guaranteed Minimum Income Benefit Charge.

Based on the method of calculation described in the accompanying prospectus and the election of the Guaranteed Minimum Income Benefit option, the Non-Standardized Average Annual Total Returns for the subaccounts under the option for the period ending December 31, 1996 would have been:

	Guaranteed Minimum Income Benefit Option
	Subaccount Non-Standardized
	Average Annual Total Return Table

Guaranteed Minimum Income Benefit Option       For the    For the    For the
Subaccount                                     one-year   5-year     period
(date of inception of corresponding portfolio) period     period     from
                                               ending     ending     inception to
                                               12/31/96   12/31/96   12/31/96

VARIABLE ANNUITY PORTFOLIOS
CitiSelectSM VIP Folio 400 (11/25/96)            N/A        N/A        N/A
CitiSelectSM VIP Folio 500 (11/25/96)            N/A        N/A        N/A
Landmark Small Cap Equity VIP Fund (11/25/96)    N/A        N/A        N/A

AIM VARIABLE INSURANCE FUNDS, INC.
Capital Appreciation Fund (5/05/93)             16.35%      N/A       17.82%
Growth Fund (5/05/93)                           15.85%      N/A       13.74%
International Equity Fund (5/05/93)             17.77%      N/A       12.42%
Value Fund (5/05/93)                            12.83%      N/A       16.44%
Growth and Income Fund (5/02/94)                17.67%      N/A       17.26%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Growth Portfolio (10/9/86)                      12.53%     12.97%     12.63%
Equity Income Portfolio (10/9/86)               12.11%     15.74%     11.27%
Overseas Fund (1/28/87)                         11.00%      7.08%      5.83%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Contrafund Portfolio (1/03/95)                  18.92%      N/A       27.72%
Index 500 Portfolio (8/27/92)                   19.85%      N/A       14.84%

MFS VARIABLE INSURANCE TRUST
Research Series (7/26/95)                       20.01%      N/A       21.11%
Emerging Growth Series (7/24/95)                14.80%      N/A       22.30%

Based on the method of calculation described in the accompanying prospectus and the election of the Guaranteed Minimum Income Benefit option, the Non-Standardized Cumulative Total Returns for the subaccounts under the option for the period ending December 31, 1996 would have been:


	Guaranteed Minimum Income Benefit Option
	Subaccount Non-Standardized
	Cumulative Total Return Table

Guaranteed Minimum Income Benefit Option        For the    For the    For the
Subaccount                                      one-year   5-year     period
(date of inception of corresponding portfolio)  period     period     from
                                                ending     ending     inception to
                                                12/31/96   12/31/96   12/31/96

VARIABLE ANNUITY PORTFOLIOS
CitiSelectSM VIP Folio 400 (11/25/96)             N/A        N/A        N/A
CitiSelectSM VIP Folio 500 (11/25/96)             N/A        N/A        N/A
Landmark Small Cap Equity VIP Fund (11/25/96)     N/A        N/A        N/A

AIM VARIABLE INSURANCE FUNDS, INC.
Capital Appreciation Fund (5/05/93)              15.35%      N/A        82.24%
Growth Fund (5/05/93)                            15.85%      N/A        60.18%
International Equity Fund (5/05/93)              17.77%      N/A        53.51%
Value Fund (5/05/93)                             12.83%      N/A        74.59%
Growth and Income Fund (5/02/94)                 17.67%      N/A        52.94%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Growth Portfolio (10/9/86)                       12.53%     84.02%     237.80%
Equity Income Portfolio (10/9/86)                12.11%    107.68%     198.20%
Overseas Fund (1/28/87)                          11.00%     40.75%      75.56%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Contrafund Portfolio (1/03/95)                   18.92%      N/A        62.90%
Index 500 Portfolio (8/27/92)                    19.85%      N/A        82.48%

MFS VARIABLE INSURANCE TRUST
Research Series (7/26/95)                        20.01%      N/A        31.66%
Emerging Growth Series (7/24/95)                 14.80%      N/A        33.66%